SECOND SUPPLEMENTAL INDENTURE
Dated as of April 10, 2017
to
INDENTURE
Dated as of November 1, 2001 by and between
ROCKWELL COLLINS, INC.
as Issuer
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,
as Trustee

$300,000,000 1.950% Notes due 2019
$1,100,000,000 2.800% Notes due 2022
$950,000,000 3.200% Notes due 2024
$1,300,000,000 3.500% Notes due 2027
$1,000,000,000 4.350% Notes due 2047

i

SUPPLEMENTAL INDENTURE
THIS SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of April 10, 2017, by and between Rockwell Collins, Inc., a Delaware corporation (the “Company”), and The Bank of New York Mellon Trust Company, N.A., as trustee under the Indenture referred to below (the “Trustee”).
WITNESSETH
WHEREAS, the Company and Citibank, N.A. (as predecessor to The Bank of New York Mellon, the “Original Trustee”) executed and delivered an Indenture, dated as of November 1, 2001, as supplemented by the First Supplemental Indenture (as defined herein) (together, the “Base Indenture”) and as supplemented by this Supplemental Indenture (together with the Base Indenture, the “Indenture”), to provide for the issuance of an unlimited amount of debt securities (the “Securities”);
WHEREAS, the Company and the Original Trustee executed and delivered the First Supplemental Indenture, dated as of December 4, 2006 (the “First Supplemental Indenture”), to establish the Trustee as successor trustee under the Base Indenture;
WHEREAS, pursuant to Section 9.01 of the Base Indenture , the Company and Trustee are authorized to execute and deliver this Supplemental Indenture to establish the form and terms of Securities of any series as provided by Sections 2.01 and 3.01 of the Base Indenture; and
WHEREAS, pursuant to Section 3.01 of the Base Indenture, the Company has determined to issue (i) a new series of its Securities to be known as its 1.950% Notes due 2019 (the “2019 Notes”); (ii) a new series of its Securities to be known as its 2.800% Notes due 2022 (the “2022 Notes”); (iii) a new series of its Securities to be known as its 3.200% Notes due 2024 (the “2024 Notes”); (iv) a new series of its Securities to be known as its 3.500% Notes due 2027 (the “2027 Notes”); and (v) a new series of its Securities to be known as its 4.350% Notes due 2047 (the “2047 Notes” and, together with the 2019 Notes, the 2022 Notes, the 2024 Notes and the 2027 Notes, the “Notes”), and to establish the forms of the Notes thereof, pursuant to Section 2.03 of the Base Indenture;
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
ARTICLE 1
DEFINITIONS

Section 1.01.Relation to Base Indenture. This Supplemental Indenture constitutes an integral part of the Indenture.

Section 1.02.Definitions. For all purposes of this Supplemental Indenture, except as otherwise expressly provided for or unless the context otherwise requires:

(a)	Capitalized terms used but not defined herein shall have the respective meanings given them in the Base Indenture;

(b)	All references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture; and

(c)
The terms defined in this Supplemental Indenture shall have the respective meanings assigned to them herein and, if the definition of any of the terms defined herein differs from its respective definition set forth in the Base Indenture, the definition set forth in this Supplemental Indenture shall control.

“B/E Aerospace Acquisition” means the acquisition of B/E Aerospace, Inc. pursuant to the B/E Merger Agreement.
“B/E Merger Agreement” means the Agreement and Plan of Merger between the Company and B/E Aerospace, Inc., dated October 23, 2016.
“Change of Control” means the occurrence of any of the following:

i.
the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the Company’s Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; or

ii.
the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all the Company and its subsidiaries’ properties and assets, taken as a whole, to one or more Persons (other than the Company or one of its subsidiaries).

Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if:

i.	the Company becomes a direct or indirect wholly-owned subsidiary of a holding company; and

ii.	either:

a.
the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company’s Voting Stock immediately prior to that transaction; or

b.
immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

“Change of Control Offer” has the meaning set forth in Section 2.10.
“Change of Control Payment” has the meaning set forth in Section 2.10.
“Change of Control Payment Date” has the meaning set forth in Section 2.10.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker and having an actual or interpolated Maturity comparable to the remaining term of the Notes to be redeemed (assuming, for this purpose, that the 2022 Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes matured on the applicable Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable Maturity to the remaining term of those Notes.
“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
“Fitch” means Fitch Ratings, Inc. and its successors.
“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.
“Issue Date” means April 10, 2017.

“Moody’s” means Moody’s Investors Service Inc. and its successors.
“Notes” has the meaning set forth in the recitals.
“Par Call Date” means, (i) with respect to the 2022 Notes, February 15, 2022 (one month prior to the maturity date of the 2022 Notes); (ii) with respect to the 2024 Notes, January 15, 2024 (two months prior to the maturity date of the 2024 Notes); (iii) with respect to the 2027 Notes, December 15, 2026 (three months prior to the maturity date of the 2027 Notes); and (iv) with respect to the 2047 Notes, October 15, 2046 (six months prior to the maturity date of the 2047 Notes).
“Principal Property” means any real property (including buildings and other improvements) of the Company or a Restricted Subsidiary, owned at or acquired after the Issue Date (other than any property thereafter acquired for the control or abatement of atmospheric pollutants or contaminants or water, noise, odor or other pollution, or for purposes of developing a cogeneration facility or a small power production facility as such terms are defined in the Public Utility Regulatory Policies Act of 1978, as amended), which:

i.	has, at any date of determination, a book value in excess of 5% of Shareowners’ Equity; and

ii.	in the opinion of the Company’s Board of Directors or committee thereof is of material importance to the total business conducted by the Company and its Restricted Subsidiaries taken as a whole.
“Rating Agency” or “Ratings Agencies” means (i) each of Fitch, Moody’s and S&P; and (ii) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act, selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or any of them, as the case may be.
“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates the applicable series of Notes below an Investment Grade Rating or (y) publicly announces that it is no longer considering such Notes for possible downgrade, provided that no such extension shall occur if on such 60th day the applicable series of Notes is rated with an Investment Grade Rating by at least one of such Rating Agencies in question and is not subject to review for possible downgrade by such Rating Agency) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of (i) the occurrence of a Change of Control or (ii) an arrangement that could result in the occurrence of a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if any Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).
“Reference Treasury Dealer” means (i) J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, or their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers selected by the Company after consultation with the Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
“Remaining Scheduled Payments” means, with respect to the Notes to be redeemed, the Remaining Scheduled Payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“Secured Debt” means Indebtedness for money borrowed by the Company or a Restricted Subsidiary (other than Indebtedness among the Company and its Restricted Subsidiaries) that is secured by a mortgage or other lien on any Principal Property of the Company or a Restricted Subsidiary or a pledge, lien or other security interest on the stock or Indebtedness of a Restricted Subsidiary owning such Principal Property. The amount of Secured Debt at any time outstanding shall be the amount then owing thereon by the Company or a Restricted Subsidiary.
“Shareowners’ Equity” means, as of the date of computation (or, at the Company’s option, the end of its most recently ended quarter for which internal financial statements are available), the aggregate of capital stock, capital surplus and earned surplus, after deducting the cost of shares of its capital stock held in treasury, of the Company and the Restricted Subsidiaries, as consolidated and determined in accordance with generally accepted accounting principles; provided that any determination of Shareowners’ Equity for purposes of the covenants described herein shall be made without giving effect to the implementation of Financial Accounting Standards Board Statement No. 158 (or its equivalent in the Accounting Standards Codification or any subsequent codification thereof).

“Special Acquisition Redemption Date” means the earlier to occur of (i) November 20, 2017 (or if such day is not a Business Day, the first Business Day thereafter), or (ii) the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the termination of the B/E Merger Agreement for any reason.
“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent Yield to Maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date.
“Voting Stock” means, with respect to any specified Person as of any date, the capital stock of such Person then outstanding that is at the time entitled to vote generally in the election of the Board of Directors or similar governing body of such Person.

ARTICLE 2
ESTABLISHMENT OF SECURITIES

The following provisions of this Article 2 are made pursuant to Section 3.01 of the Base Indenture in order to establish and set forth the terms of the series of Securities described in Section 2.01 hereof.
Section 2.01.Title of Securities. There are hereby established five series of Securities: (i) the 2019 Notes; (ii) the 2022 Notes; (iii) the 2024 Notes; (iv) the 2027 Notes; and (v) the 2047 Notes.

Section 2.02.Aggregate Principal Amount of Notes.

(a)There are initially to be authenticated and delivered: (i) $300,000,000 principal amount of the 2019 Notes; (ii) $1,100,000,000 principal amount of the 2022 Notes; (iii) $950,000,000 principal amount of the 2024 Notes; (iv) $1,300,000,000 principal amount of the 2027 Notes; and (v) $1,000,000,000 principal amount of the 2047 Notes, for an aggregate of $4,650,000,000 principal amount of the Notes.

(b)The Company may from time to time, without notice to or the consent of the Holders of any series of Notes, create and issue further Notes of any series ranking equally and ratably with the Notes in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further Notes of the relevant series or except for the first payment of interest following the issue date of such series of such further Notes), so that these further Notes will be consolidated and form a single series with the Notes of such series and have the same terms as to status, redemption or otherwise as the Notes of such series, provided that if such further Notes are not fungible for United States federal income tax purposes, such further Notes of such series will have a separate CUSIP number.

Section 2.03.Maturity. The 2019 Notes will mature on July 15, 2019. The 2022 Notes will mature on March 15, 2022. The 2024 Notes will mature on March 15, 2024. The 2027 Notes will mature on March 15, 2027. The 2047 Notes will mature on April 15, 2047.

Section 2.04.Payment of Interest.

(a)The 2019 Notes will bear interest at the rate of 1.950% per annum. Interest on the 2019 Notes is payable semi-annually, in arrears, on January 15 and July 15 of each year, beginning July 15, 2017, to the registered owners of the 2019 Notes at the close of business on the January 1 or July 1, as the case may be, immediately preceding the applicable interest payment date.

(b)The 2022 Notes will bear interest at the rate of 2.800% per annum. Interest on the 2022 Notes is payable semi-annually, in arrears, on March 15 and September 15 of each year, beginning September 15, 2017, to the registered owners of the 2022 Notes at the close of business on the March 1 or September 1, as the case may be, immediately preceding the applicable interest payment date.

(c)The 2024 Notes will bear interest at the rate of 3.200% per annum. Interest on the 2024 Notes is payable semi-annually, in arrears, on March 15 and September 15 of each year, beginning September 15, 2017, to the registered owners of the 2024 Notes at the close of business on the March 1 or September 1, as the case may be, immediately preceding the applicable interest payment date.

(d)The 2027 Notes will bear interest at the rate of 3.500% per annum. Interest on the 2027 Notes is payable semi-annually, in arrears, on March 15 and September 15 of each year, beginning September 15, 2017, to the registered owners of the 2027 Notes at the close of business on the March 1 or September 1, as the case may be, immediately preceding the applicable interest payment date.

(e)The 2047 Notes will bear interest at the rate of 4.350% per annum. Interest on the 2047 Notes is payable semi-annually, in arrears, on April 15 and October 15 of each year, beginning October 15, 2017, to the registered owners of the 2047 Notes at the close of business on the April 1 or October 1, as the case may be, immediately preceding the applicable interest payment date.

(f)Interest on the Notes of any series will accrue from and including the most recent date to which interest has been paid on such series or, if no interest has been paid on such series, from and including the Issue Date of such series. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Section 2.05.Denominations. The Notes of each series are issuable only as Registered Securities without coupons in the denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Section 2.06.Form and Dating. The Notes of each series will be issued in the form provided by Section 3.03 of the Base Indenture. The 2019 Notes shall be in substantially the form of Exhibit A hereto. The 2022 Notes shall be in substantially the form of Exhibit B hereto. The 2024 Notes shall be in substantially the form of Exhibit C hereto. The 2027 Notes shall be in substantially the form of Exhibit D hereto. The 2047 Notes shall be in substantially the form of Exhibit E hereto. Each Note shall be dated the date of authentication thereof.

Section 2.07.Global Notes.

(a)Except as set forth in Section 2.07(b), the Notes of each series will be issued in global form only registered in the name of the Depositary or its nominee. Except as set forth in Section 2.07(b), the Notes will not be issued in definitive form and ownership of the Notes shall be maintained in book-entry form by the Depositary for the accounts of participating organizations of the Depositary.
(b)The Depositary for the Notes of each series shall initially be The Depositary Trust Company. If the Depositary is at any time unwilling, unable or ineligible to continue as Depositary for the Notes of a series and the Company does not appoint a successor Depositary within 90 days, the Company will issue Notes of such series in definitive form to participants of the Depositary in exchange for the Global Note representing the applicable series of Notes. In addition, the Company may, at any time and in its sole discretion, determine not to have any Notes of a series represented in global form. In that event, the Company will issue Notes of such series in definitive form to participants of the Depositary in exchange for the applicable Global Note.

Section 2.08.Optional Redemption.

(a)The 2019 Notes may be redeemed at any time or from time to time prior to Maturity, and the 2022 Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes may be redeemed at any time or from time to time prior to the applicable Par Call Date, in each case, in whole or in part, at the Company’s option, at a redemption price equal to the greater of:

(i)100% of the principal amount of the Notes being redeemed; and

(ii)the sum of the present values of the Remaining Scheduled Payments on the Notes being redeemed, assuming for such purpose that the 2022 Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes matured on the applicable Par Call Date, excluding interest accrued as of the Redemption Date and discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, in the case of each of the 2019 Notes, the 2022 Notes, and the 2024 Notes, 20 basis points, in the case of the 2027 Notes, and 25 basis points, in the case of the 2047 Notes;

plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.
(b)The 2022 Notes, the 2024 Notes, the 2027 and the 2047 Notes may be redeemed at any time or from time to time on or after the applicable Par Call Date, in each case, in whole or in part, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus, in each case, accrued and unpaid interest to, but not including, the Redemption Date.

(c)Notice of any redemption will be transmitted at least 30 days but not more than 60 days before the date of redemption to each Holder of the Notes to be redeemed.

(d)Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Notes or any portion of the Notes called for redemption. On or before any Redemption Date, the Company will deposit with a Paying Agent (or the Trustee) money sufficient to pay the redemption price of and accrued interest on the Notes to be redeemed. If less than all the Notes are to be redeemed, the Trustee will select the Notes to be redeemed by any method the Trustee deems fair and appropriate.

Section 2.09.Special Acquisition Redemption.

(a)The Company will be required to redeem all outstanding 2022 Notes, 2024 Notes, 2027 Notes and 2047 Notes at a redemption price equal to 101% of the aggregate principal amount of the Notes to be redeemed, plus accrued and unpaid interest to but excluding the Special Acquisition Redemption Date, if:

(i)the Company terminates or abandons the B/E Aerospace Acquisition before 5:00 p.m. (New York City time) on October 21, 2017; or

(ii)the B/E Merger Agreement is terminated at any time before 5:00 p.m. (New York City time) on October 21, 2017.

(b)Notwithstanding the foregoing, installments of interest on the 2022 Notes, 2024 Notes, 2027 Notes, and 2047 Notes that are due and payable on interest payment dates falling on or prior to the Special Acquisition Redemption Date will be payable on such interest payment dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Notes and the Indenture. If the Company is required to redeem the 2022 Notes, the 2024 Notes, the 2027 Notes and the 2047 Notes pursuant to the special acquisition redemption, the Company will cause the notice of special acquisition redemption to be delivered to each registered Holder of such Notes, with a copy to the Trustee, within five Business Days after the occurrence of the event that requires the Company to redeem. If funds sufficient to pay the special acquisition redemption price of all Notes to be redeemed on the Special Acquisition Redemption Date are deposited with the Trustee on or before such Special Acquisition Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Acquisition Redemption Date, such Notes will cease to bear interest and all rights under such Notes shall terminate (other than in respect of the right to receive the special acquisition redemption price, plus accrued and unpaid interest to but excluding the Special Acquisition Redemption Date).

Section 2.10.	Offer to Repurchase Upon a Change of Control Triggering Event.

(a)If a Change of Control Triggering Event occurs, to the extent the Company has not exercised its option to redeem the Notes pursuant to Section 2.08, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Notes to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes on the terms set forth in the Notes. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of the Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to, but not including, the date of repurchase (the “Change of Control Payment”).

(b)Within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will deliver a notice to Holders of the Notes describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date the notice is mailed (the “Change of Control Payment Date”). The notice will, if sent prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date and that, at the Company’s discretion, the Change of Control Payment Date may be delayed until such time as the Change of Control shall occur, or that such repurchase may not occur and such notice may be rescinded in the event that the Company shall determine that such condition will not be satisfied by the Change of Control Payment Date (without prejudice to the Company’s obligation to make a Change of Control Offer if in fact a Change of Control Triggering Event subsequently occurs).

(c)On the Change of Control Payment Date, the Company will, to the extent lawful:

(i)accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii)deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii)deliver or cause to be delivered to the Trustee for cancellation the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

(d)Notwithstanding the above, the Company will not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer to be made by the Company and the third party repurchases all Notes properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

(e)The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the Company’s repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company will comply with those securities laws and regulations and will not be deemed to have breached the Company’s obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

(f)If Holders of not less than 90% in aggregate principal amount of the outstanding Notes of a particular series properly tender and do not withdraw such Notes in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company as described in Section 2.10(d), purchases all of the Notes of such series properly tendered and not withdrawn by such Holders, the Company or such third party will have the right, upon not less than 15 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such purchase pursuant to the Change of Control Offer described in this Section 2.10, to redeem all Notes of the applicable series that remain outstanding following such purchase at a price in cash equal to 101% of the aggregate principal amount of such Notes being redeemed, plus accrued and unpaid interest, if any, on such Notes to, but not including, the date of redemption.

Section 2.11.Sinking Fund. The Notes shall not have the benefit of a sinking fund.

Section 2.12.Limitation on Liens. Solely with respect to the Notes, Section 10.05 of the Base Indenture is hereby deleted in its entirety and replaced with the following:

(a)The Company shall not at any time create, incur, assume or suffer to exist, and shall not cause, suffer or permit a Restricted Subsidiary to create, incur, assume or suffer to exist, any Secured Debt without making effective provision (and the Company covenants that in such case it will make or cause to be made effective provision) whereby the Securities then outstanding shall be secured equally and ratably with such Secured Debt, so long as such Secured Debt shall exist; provided, however, that this Section 2.12 shall not prevent any of the following:

(i)Secured Debt existing at the Issue Date;

(ii)(A) any mortgage, security interest, pledge, lien or encumbrance on any property hereafter acquired (including acquisition through merger or consolidation), constructed or owned by the Company or a Restricted Subsidiary and incurred to secure or provide for the payment of all or any part of the purchase price of such property or the cost of construction or any repairs, improvements or additions thereon, provided such incurrence is at the time of, or within 12 months after, the acquisition or the completion of such construction, repairs, improvements or addition, as the case may be; or (B) any mortgage on property (including any unimproved portion of partially improved property) of the Company or a Restricted Subsidiary created within twelve months of completion of construction of a new plant or plants on such property to secure all or part of the cost of such construction; or (C) the acquisition of property subject to any mortgage, security interest, pledge, lien or encumbrance upon such property existing at the time of acquisition thereof, whether or not assumed by the Company or such Restricted Subsidiary;

(iii)liens on capital stock acquired after the Issue Date existing at the time of the acquisition thereof by the Company or any Restricted Subsidiary, provided, that, the aggregate cost to the Company and its Restricted Subsidiaries of all capital stock subject to such liens does not exceed 10% of Shareowners’ Equity;

(iv)any mortgage, security interest, pledge, lien or encumbrance: (A) securing indebtedness of a corporation which is a successor to the Company to the extent permitted by Article Eight of the Base Indenture; or (B) securing indebtedness of a Restricted Subsidiary outstanding at the time it became a Restricted Subsidiary; or (C) securing indebtedness of any Person outstanding at the time it is merged with, or all or substantially all of its properties are acquired by, the Company or any Restricted Subsidiary, provided, that, in the case of Clauses (A), (B) and (C), such mortgage, security interest, pledge, lien or encumbrance does not extend to any other properties of the Company or any Restricted Subsidiary; or (D) existing on the property or on the outstanding shares or indebtedness of a corporation at the time it becomes a Restricted Subsidiary; or (E) created, incurred or assumed in connection with any industrial revenue bond, pollution control bond or similar financing arrangement between the Company or any Restricted Subsidiary and any Federal, State or municipal government or other governmental body or agency;

(v)any mortgage, security interest, pledge, lien or encumbrance created in connection with any extension, renewal or refunding (or successive extensions, renewals or refundings ), in whole or in part, of any indebtedness secured by a mortgage, security interest, pledge, lien or encumbrance permitted by the foregoing provisions of this Section 2.12 upon the same property theretofore subject thereto (plus improvements on such property), plus related fees and expenses, including premiums, and accrued and unpaid interest related to the extension, renewal or refunding, as the case may be, provided, that, the amount of such indebtedness outstanding at that time shall not be increased;

(vi)liens, pledges or deposits made in connection with contracts (which term includes subcontracts under such contracts) with or made at the request of the United States or any department or agency thereof, insofar as such liens, pledges or deposits relate to property manufactured, installed or constructed by or to be supplied by, or property furnished to, the Company or a Restricted Subsidiary pursuant to, or to enable the performance of, such contracts, or property the manufacture, installation, construction or acquisition of which is financed pursuant to, or to enable the performance of, such contracts; or deposits or liens, made pursuant to such contracts, of or upon moneys advanced or paid pursuant to, or in accordance with the provisions of, such contracts, or of or upon any materials or supplies acquired for the purpose of the performance of such contracts; or the assignment or pledge, to the extent permitted by law, of the right, title and interest of the Company or a Restricted Subsidiary in and to any such contract, or in and to any payments due or to become due thereunder, to secure indebtedness incurred for funds or other property supplied, constructed or installed for or in connection with the performance by the Company or such Restricted Subsidiary of its obligations under such contracts;

(vii)mechanics’, materialmen’s, carriers’ or other like liens, and pledges or deposits made in the ordinary course of business to obtain the release of any such liens or the release of property in the possession of a common carrier; good faith deposits in connection with tenders, leases of real estate or bids or contracts (other than contracts involving the borrowing of money); pledges or deposits to secure public or statutory obligations; deposits to secure (or in lieu of) surety, stay, appeal or customs bonds; and deposits to secure the payment of taxes, assessments, customs duties or other similar charges;

(viii)any mortgage, security interest, pledge, lien or encumbrance arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation, which is required by law or governmental regulation as a condition to the transaction of any business, or the exercise of any privilege or license, or to enable the Company or a Restricted Subsidiary to maintain self-insurance or to participate in any arrangements established by law to cover any insurance risks or in connection with workmen’s compensation, unemployment insurance, old age pensions, social security or similar matters;

(ix)the liens of taxes, assessments or other governmental charges or levies not at the time due, or the validity of which is being contested in good faith;

(x)judgment liens, so long as the finality of such judgment is being contested in good faith and execution thereon is stayed;

(xi)easements or similar encumbrances, the existence of which does not impair the use of the property subject thereto for the purposes for which it is held or was acquired;

(xii)the landlord’s interest under any lease of property;

(xiii)leases granted to others in the ordinary course of business;

(xiv)Sale and Lease-Back Transactions to the extent permitted by Section 10.06 of the Base Indenture; and

(xv)contracts for the manufacture, construction, installation or supply of property, products or services providing for a mortgage, security interest, pledge, lien or encumbrance upon advance, progress or partial payments made pursuant to such contracts and upon any material or supplies acquired, manufactured, constructed, installed or supplied in connection with the performance of such contracts to secure such advance, progress or partial payments.

(b)Notwithstanding the foregoing provisions of this Section 2.12, the Company and any one or more Restricted Subsidiaries may create, incur, assume or suffer to exist Secured Debt which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other Secured Debt of the Company and its Restricted Subsidiaries which would otherwise be subject to the foregoing restrictions (not including Secured Debt permitted under subparagraphs (i) through (xv) above) and the aggregate value of the Sale and Lease-Back Transactions in existence at such time (not including Sale and Lease-Back Transactions the proceeds of which have been or will be applied in accordance with Clause (b) of Section 10.06 of the Base Indenture), does not at the time exceed 10% of Shareowners’ Equity.

Section 2.13.Defeasance. The provisions of Sections 4.03 and 10.09 of the Base Indenture shall be applicable to the Notes.

Section 2.14.Events of Default. The Notes shall be subject to the provisions of Section 5.01 of the Base Indenture.

ARTICLE 3
MISCELLANEOUS PROVISIONS

Section 3.01.Relationship to Existing Base Indenture. This Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture. The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to each series of Notes, the Base Indenture, as supplemented and amended by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

Section 3.02.Application to Notes Only. Each and every term and condition contained in this Supplemental Indenture that modifies, amends or supplements the terms and conditions of the Base Indenture shall apply only to the Notes established hereby and not to any future series of Securities established under the Base Indenture. Except as expressly modified by this Supplemental Indenture, the provisions of the Base Indenture shall govern the terms and conditions of each series of Notes.

Section 3.03.Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 3.04.Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.05.Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 3.06.Separability Clause. In case any provision in this Supplemental Indenture or in the Notes of any series or in any coupons appertaining thereto shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 3.07.Trustee. The Trustee makes no representations as to the sufficiency of this Supplemental Indenture. The recitals herein are deemed to be those of the Company and not of the Trustee.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

ROCKWELL COLLINS, INC.
By:	/s/ Patrick E. Allen
Name: Patrick E. Allen
Title: Senior Vice President and Chief Financial Officer

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee
By:	/s/ R. Tarnas
Name: R. Tarnas
Title: Vice President

Exhibit A
[FORM OF NOTE]
[FACE OF NOTE]
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) (55 WATER STREET, NEW YORK, NEW YORK), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR CERTIFICATES IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (A) BY THE DEPOSITARY TO A NOMINEE THEREOF OR (B) BY A NOMINEE THEREOF TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR (C) BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
SEE REVERSE FOR CERTAIN DEFINITIONS

NUMBER R-[ ] REGISTERED	$[ ]
ROCKWELL COLLINS, INC.
1.950% Notes due 2019

ISIN: US774341AG67	CUSIP: 774341 AG6
Rockwell Collins, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [ ] ($ [ ]) on July 15, 2019, and to pay interest, semi-annually on January 15 and July 15 of each year, commencing July 15, 2017 on said principal sum at the rate of 1.950% per annum, from April 10, 2017, until payment of said principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the January 1 or July 1, as the case may be, next preceding such Interest Payment Date. The principal of and interest on this Security are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts at the office or agency of the Company in the Place of Payment, and at such other locations as the Company may from time to time designate. Any interest not punctually paid or duly provided for shall be payable as provided in said Indenture.
Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS INSTRUMENT TO BE DULY EXECUTED UNDER ITS CORPORATE SEAL.
Dated: April 10, 2017

ROCKWELL COLLINS, INC.
By	/s/ Patrick E. Allen
Name: Patrick E. Allen
Title: Senior Vice President and Chief Financial Officer

[Corporate Seal]

Attest_________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., Trustee
By
Authorized Officer
Dated:

[REVERSE OF NOTE]
ROCKWELL COLLINS, INC.
1.950% Notes due 2019
This Security is one of a duly authorized issue of Securities of the Company designated as its 1.950% Notes due July 15, 2019 (Securities of such series being hereinafter called the “Securities”), limited in aggregate principal amount to $[ ], issued under an Indenture dated as of November 1, 2001, as supplemented by the First Supplemental Indenture dated as of December 4, 2006 and the Second Supplemental Indenture dated as of April 10, 2017 (hereinafter called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (hereinafter called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the Securities of this series), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and any Holder of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered.
Except as set forth below, this Security will be issued in global form only registered in the name of the Depositary or its nominee. Except as set forth below, this Security will not be issued in definitive form and ownership of this Security shall be maintained in book-entry form by the Depositary for the accounts of participating organizations of the Depositary.
The Depositary for the Securities shall initially be The Depositary Trust Company. If the Depositary is at any time unwilling, unable or ineligible to continue as Depositary for the Securities and the Company does not appoint a successor Depositary within 90 days, the Company will issue Securities in definitive form to participants of the Depositary in exchange for the Global Security representing the Securities. In addition, the Company may, at any time and in its sole discretion, determine not to have any Securities represented in global form. In that event, the Company will issue Securities in definitive form to participants of the Depositary in exchange for the Global Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin and currency, herein prescribed.
This Security is not entitled to the benefit of a sinking fund or any analogous provision. Securities will be redeemable as a whole at any time or in part from time to time prior to maturity, at the option of the Company, on not less than 30 or more than 60 days' notice mailed to Holders thereof, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities being redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) of the Securities being redeemed (excluding interest accrued as of the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of

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twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, together, in each case, with accrued and unpaid interest on the principal amount being redeemed to but not including the Redemption Date.
“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker and having an actual or interpolated Maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable Maturity to the remaining term of the Securities.
“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
“Reference Treasury Dealer” means (i) J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, or their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers selected by the Company after consultation with the Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption.
“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

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The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date.
Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by any method the Trustee shall deem fair and appropriate.
If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Securities as described above, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Securities to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder's Securities on the terms set forth herein. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of the Securities repurchased, plus accrued and unpaid interest, if any, on the Securities repurchased to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the Company's option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to deliver a notice to Holders of Securities, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”) pursuant to the procedures described in such notice.
The notice shall, if sent prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date and that, at the Company’s discretion, the Change of Control Payment Date may be delayed until such time as the Change of Control shall occur, or that such repurchase may not occur and such notice may be rescinded in the event that the Company shall determine that such condition will not be satisfied by the Change of Control Payment Date (without prejudice to the Company’s obligation to make a Change of Control Offer if in fact a Change of Control Triggering Event subsequently occurs).
On the Change of Control Payment Date, the Company will be required, to the extent lawful: (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee for cancellation the Securities properly accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions of Securities being repurchased.

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The Paying Agent will promptly mail or electronically deliver to each Holder of Securities properly tendered the Change of Control Payment for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.
Notwithstanding the above, the Company will not be required to make the Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer to be made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event
If Holders of not less than 90% in aggregate principal amount of the outstanding Securities properly tender and do not withdraw such Securities in a Change of Control Offer and we, or any third party making a Change of Control Offer in lieu of the Company as described above, purchases all of the Securities properly tendered and not withdrawn by such Holders, we or such third party will have the right, upon not less than 15 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Securities that remain outstanding following such purchase on a date (the “second change of control payment date”) at a price in cash equal to the applicable Change of Control payment in respect of the second change of control payment date.
The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Securities, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Indenture or the Change of Control Offer provisions of the Securities by virtue of any such conflicts.
“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the Company’s Voting Stock or other Voting Stock into which the Company's Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; or (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of

4

related transactions, of all or substantially all of the Company’s and its subsidiaries’ properties and assets, taken as a whole, to one or more Persons (other than the Company or one of its subsidiaries). Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.
“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“Fitch” means Fitch Ratings, Inc. and its successors.
“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.
“Moody’s” means Moody’s Investors Service Inc. and its successors.
“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company's control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or any of them, as the case may be.
“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates the applicable series of Notes below an Investment Grade Rating or (y) publicly announces that it is no longer considering such Notes for possible downgrade, provided that no such extension shall occur if on such 60th day the applicable series of Notes is rated with an Investment Grade Rating by at least one of such Rating Agencies in question and is not subject to review for possible downgrade by such Rating Agency) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of (i) the occurrence of a Change of Control or (ii) an arrangement that could result in the occurrence of a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a

5

Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if any Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“Voting Stock” means, with respect to any specified person as of any date, the capital stock of such person then outstanding that is at the time entitled to vote generally in the election of the board of directors or similar governing body of such person.
The Company may from time to time, without notice to or the consent of the Holders, create and issue further notes ranking equally and ratably with the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further notes or except for the first payment of interest following the issue date of such further notes), so that these further notes will be consolidated and form a single series with the Securities and have the same terms as to status, redemption or otherwise as the Securities, provided that if such further notes are not fungible for United States federal income tax purposes, the further notes will have a separate CUSIP number.
As provided in the Indenture and subject to certain limitations therein set forth, this Security may be registered for transfer on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Place of Payment, and at such other locations as the Company may from time to time designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities are issuable only as Registered Securities without coupons in the denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of different authorized denominations, as requested by the Holder surrendering the same.
No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, the Security Registrar, the Paying Agent and any agent of any one thereof may treat the Person in whose name this Security is registered as the owner hereof for all

6

purposes, whether or not this Security be overdue, and neither the Company, the Trustee, the Security Registrar, the Paying Agent nor any such agent shall be affected by notice to the contrary.
If an Event of Default with respect to the Securities shall occur, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company with respect to the Securities and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not a notation of such consent or waiver is made upon this Security.
No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
The Company at its option, subject to the terms and conditions contained in the Indenture, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer and exchange of such Securities, to replace mutilated, destroyed, lost or stolen Securities, to compensate, reimburse and indemnify the Trustee, to maintain an office or agency with respect to the Securities and to hold moneys for payment in trust) or (b) may omit to comply with certain restrictive covenants contained in the Indenture, in each case upon irrevocable deposit with the Trustee in trust of money or U.S. government securities (as described in the Indenture) or a combination thereof, which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to discharge the principal of and interest on such Securities on the Stated Maturity of such principal or interest.
Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common

TEN ENT -	as tenants by the entireties

JT TEN -	as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT
MIN ACT -

Custodian

(Cust)	(Minor)
under Uniform Gifts to Minors
Act
(State)
Additional abbreviations may also be used though not in the above list.
______________________________

8

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address
including postal zip code of assignee)

_________________________________________________________________
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
_________________________________________________________________
Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.
Dated: ______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

9

Exhibit B

[FORM OF NOTE]

[FACE OF NOTE]
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) (55 WATER STREET, NEW YORK, NEW YORK), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR CERTIFICATES IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (A) BY THE DEPOSITARY TO A NOMINEE THEREOF OR (B) BY A NOMINEE THEREOF TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR (C) BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
SEE REVERSE FOR CERTAIN DEFINITIONS

10

NUMBER R-[ ] REGISTERED	$[ ]
ROCKWELL COLLINS, INC.
2.800% Notes due 2022

ISIN: US774341AH41	CUSIP: 774341 AH4
Rockwell Collins, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [ ] ($ [ ]) on March 15, 2022, and to pay interest, semi-annually on March 15 and September 15 of each year, commencing September 15, 2017 on said principal sum at the rate of 2.800% per annum, from April 10, 2017, until payment of said principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the March 1 or September 1, as the case may be, next preceding such Interest Payment Date. The principal of and interest on this Security are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts at the office or agency of the Company in the Place of Payment, and at such other locations as the Company may from time to time designate. Any interest not punctually paid or duly provided for shall be payable as provided in said Indenture.
Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

11

IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS INSTRUMENT TO BE DULY EXECUTED UNDER ITS CORPORATE SEAL.
Dated: April 10, 2017

ROCKWELL COLLINS, INC.
By	/s/ Patrick E. Allen
Name: Patrick E. Allen
Title: Senior Vice President and Chief Financial Officer

[Corporate Seal]

Attest_________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., Trustee
By
Authorized Officer
Dated:

12

[REVERSE OF NOTE]
ROCKWELL COLLINS, INC.
2.800% Notes due 2022
This Security is one of a duly authorized issue of Securities of the Company designated as its 2.800% Notes due March 15, 2022 (Securities of such series being hereinafter called the “Securities”), limited in aggregate principal amount to $[ ], issued under an Indenture dated as of November 1, 2001, as supplemented by the First Supplemental Indenture dated as of December 4, 2006 and the Second Supplemental Indenture dated as of April 10, 2017 (hereinafter called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (hereinafter called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the Securities of this series), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and any Holder of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered.
Except as set forth below, this Security will be issued in global form only registered in the name of the Depositary or its nominee. Except as set forth below, this Security will not be issued in definitive form and ownership of this Security shall be maintained in book-entry form by the Depositary for the accounts of participating organizations of the Depositary.
The Depositary for the Securities shall initially be The Depositary Trust Company. If the Depositary is at any time unwilling, unable or ineligible to continue as Depositary for the Securities and the Company does not appoint a successor Depositary within 90 days, the Company will issue Securities in definitive form to participants of the Depositary in exchange for the Global Security representing the Securities. In addition, the Company may, at any time and in its sole discretion, determine not to have any Securities represented in global form. In that event, the Company will issue Securities in definitive form to participants of the Depositary in exchange for the Global Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin and currency, herein prescribed.
This Security is not entitled to the benefit of a sinking fund or any analogous provision. Securities will be redeemable as a whole at any time or in part from time to time prior to the Par Call Date (as defined below), at the option of the Company, on not less than 30 or more than 60 days' notice mailed to Holders thereof, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities being redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) of the Securities being redeemed assuming for such purpose that the Securities matured on the Par Call Date (excluding interest accrued as of the Redemption

1

Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, together, in each case, with accrued and unpaid interest on the principal amount being redeemed to but not including the Redemption Date. Securities will be redeemable as a whole at any time or in part from time to time on or after the Par Call Date, at the option of the Company, on not less than 30 or more than 60 days’ notice mailed to Holders thereof, at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed, with accrued and unpaid interest on the principal amount being redeemed to but not including the Redemption Date.
“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker and having an actual or interpolated Maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable Maturity to the remaining term of the Securities.
“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
“Par Call Date” means February 15, 2022 (one month prior to the maturity date of the Securities).
“Reference Treasury Dealer” means (i) J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, or their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers selected by the Company after consultation with the Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

2

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption.
“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date.
Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by any method the Trustee shall deem fair and appropriate.
The Company will be required to redeem all of the outstanding Securities at a redemption price equal to 101% of the aggregate principal amount of the Securities to be redeemed, plus accrued and unpaid interest to but excluding the Special Acquisition Redemption Date , if: (i) the Company terminates or abandons the B/E Aerospace Acquisition before 5:00 p.m. (New York City time) on October 21, 2017; or (ii) the B/E Merger Agreement is terminated at any time before 5:00 p.m. (New York City time) on October 21, 2017. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on interest payment dates falling on or prior to the Special Acquisition Redemption Date will be payable on such interest payment dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture. If the Company is required to redeem the Securities pursuant to the special acquisition redemption, the Company will cause the notice of special acquisition redemption to be delivered to each registered Holder of such Securities, with a copy to the Trustee, within five business days after the occurrence of the event that requires the Company to redeem. If funds sufficient to pay the special acquisition redemption price of all Securities to be redeemed on the Special Acquisition Redemption Date are deposited with the Trustee on or before such Special Acquisition Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Acquisition Redemption Date, such Securities will cease to bear interest and all rights under such Securities shall terminate (other than in respect of the right to receive the special acquisition redemption price, plus accrued and unpaid interest to but excluding the Special Acquisition Redemption Date).
If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Securities as described above, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Securities to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder's Securities on the terms set forth herein. In the Change

3

of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of the Securities repurchased, plus accrued and unpaid interest, if any, on the Securities repurchased to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the Company's option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to deliver a notice to Holders of Securities, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”) pursuant to the procedures described in such notice.
The notice shall, if sent prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date and that, at the Company’s discretion, the Change of Control Payment Date may be delayed until such time as the Change of Control shall occur, or that such repurchase may not occur and such notice may be rescinded in the event that the Company shall determine that such condition will not be satisfied by the Change of Control Payment Date (without prejudice to the Company’s obligation to make a Change of Control Offer if in fact a Change of Control Triggering Event subsequently occurs).
On the Change of Control Payment Date, the Company will be required, to the extent lawful: (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee for cancellation the Securities properly accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions of Securities being repurchased.
The Paying Agent will promptly mail or electronically deliver to each Holder of Securities properly tendered the Change of Control Payment for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.
Notwithstanding the above, the Company will not be required to make the Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer to be made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event

4

If Holders of not less than 90% in aggregate principal amount of the outstanding Securities properly tender and do not withdraw such Securities in a Change of Control Offer and we, or any third party making a Change of Control Offer in lieu of the Company as described above, purchases all of the Securities properly tendered and not withdrawn by such Holders, we or such third party will have the right, upon not less than 15 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Securities that remain outstanding following such purchase on a date (the “second change of control payment date”) at a price in cash equal to the applicable Change of Control payment in respect of the second change of control payment date.
The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Securities, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Indenture or the Change of Control Offer provisions of the Securities by virtue of any such conflicts.
“B/E Aerospace Acquisition” means the acquisition of B/E Aerospace, Inc. pursuant to the B/E Merger Agreement.
“B/E Merger Agreement” means the Agreement and Plan of Merger between the Company and B/E Aerospace, Inc., dated October 23, 2016.
“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the Company’s Voting Stock or other Voting Stock into which the Company's Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; or (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s and its subsidiaries’ properties and assets, taken as a whole, to one or more Persons (other than the Company or one of its subsidiaries). Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

5

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“Fitch” means Fitch Ratings, Inc. and its successors.
“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.
“Moody’s” means Moody’s Investors Service Inc. and its successors.
“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company's control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or any of them, as the case may be.
“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates the applicable series of Notes below an Investment Grade Rating or (y) publicly announces that it is no longer considering such Notes for possible downgrade, provided that no such extension shall occur if on such 60th day the applicable series of Notes is rated with an Investment Grade Rating by at least one of such Rating Agencies in question and is not subject to review for possible downgrade by such Rating Agency) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of (i) the occurrence of a Change of Control or (ii) an arrangement that could result in the occurrence of a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if any Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).
“Special Acquisition Redemption Date” means the earlier to occur of (i) November 20, 2017 (or if such day is not a business day, the first business day

6

thereafter), or (ii) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the B/E Merger Agreement for any reason.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“Voting Stock” means, with respect to any specified person as of any date, the capital stock of such person then outstanding that is at the time entitled to vote generally in the election of the board of directors or similar governing body of such person.
The Company may from time to time, without notice to or the consent of the Holders, create and issue further notes ranking equally and ratably with the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further notes or except for the first payment of interest following the issue date of such further notes), so that these further notes will be consolidated and form a single series with the Securities and have the same terms as to status, redemption or otherwise as the Securities, provided that if such further notes are not fungible for United States federal income tax purposes, the further notes will have a separate CUSIP number.
As provided in the Indenture and subject to certain limitations therein set forth, this Security may be registered for transfer on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Place of Payment, and at such other locations as the Company may from time to time designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities are issuable only as Registered Securities without coupons in the denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of different authorized denominations, as requested by the Holder surrendering the same.
No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, the Security Registrar, the Paying Agent and any agent of any one thereof may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee, the Security Registrar, the Paying Agent nor any such agent shall be affected by notice to the contrary.

7

If an Event of Default with respect to the Securities shall occur, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company with respect to the Securities and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not a notation of such consent or waiver is made upon this Security.
No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
The Company at its option, subject to the terms and conditions contained in the Indenture, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer and exchange of such Securities, to replace mutilated, destroyed, lost or stolen Securities, to compensate, reimburse and indemnify the Trustee, to maintain an office or agency with respect to the Securities and to hold moneys for payment in trust) or (b) may omit to comply with certain restrictive covenants contained in the Indenture, in each case upon irrevocable deposit with the Trustee in trust of money or U.S. government securities (as described in the Indenture) or a combination thereof, which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to discharge the principal of and interest on such Securities on the Stated Maturity of such principal or interest.
Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

8

ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common

TEN ENT -	as tenants by the entireties

JT TEN -	as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT
MIN ACT -

Custodian

(Cust)	(Minor)
under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.
______________________________

9

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address
including postal zip code of assignee)

_________________________________________________________________
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
_________________________________________________________________
Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.
Dated: ______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

10

Exhibit C

[FORM OF NOTE]

[FACE OF NOTE]
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) (55 WATER STREET, NEW YORK, NEW YORK), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR CERTIFICATES IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (A) BY THE DEPOSITARY TO A NOMINEE THEREOF OR (B) BY A NOMINEE THEREOF TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR (C) BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
SEE REVERSE FOR CERTAIN DEFINITIONS

11

NUMBER R-[ ] REGISTERED	$[ ]
ROCKWELL COLLINS, INC.
3.200% Notes due 2024

ISIN: US774341AJ07	CUSIP: 774341 AJ0
Rockwell Collins, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [ ] ($[ ]) on March 15, 2024, and to pay interest, semi-annually on March 15 and September 15 of each year, commencing September 15, 2017 on said principal sum at the rate of 3.200% per annum, from April 10, 2017, until payment of said principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the March 1 or September 1, as the case may be, next preceding such Interest Payment Date. The principal of and interest on this Security are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts at the office or agency of the Company in the Place of Payment, and at such other locations as the Company may from time to time designate. Any interest not punctually paid or duly provided for shall be payable as provided in said Indenture.
Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

12

IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS INSTRUMENT TO BE DULY EXECUTED UNDER ITS CORPORATE SEAL.
Dated: April 10, 2017

ROCKWELL COLLINS, INC.
By	/s/ Patrick E. Allen
Name: Patrick E. Allen
Title: Senior Vice President and Chief Financial Officer

[Corporate Seal]

Attest_________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., Trustee
By
Authorized Officer
Dated:

13

[REVERSE OF NOTE]
ROCKWELL COLLINS, INC.
3.200% Notes due 2024
This Security is one of a duly authorized issue of Securities of the Company designated as its 3.200% Notes due March 15, 2024 (Securities of such series being hereinafter called the “Securities”), limited in aggregate principal amount to $[ ], issued under an Indenture dated as of November 1, 2001, as supplemented by the First Supplemental Indenture dated as of December 4, 2006 and the Second Supplemental Indenture dated as of April 10, 2017 (hereinafter called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (hereinafter called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the Securities of this series), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and any Holder of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered.
Except as set forth below, this Security will be issued in global form only registered in the name of the Depositary or its nominee. Except as set forth below, this Security will not be issued in definitive form and ownership of this Security shall be maintained in book-entry form by the Depositary for the accounts of participating organizations of the Depositary.
The Depositary for the Securities shall initially be The Depositary Trust Company. If the Depositary is at any time unwilling, unable or ineligible to continue as Depositary for the Securities and the Company does not appoint a successor Depositary within 90 days, the Company will issue Securities in definitive form to participants of the Depositary in exchange for the Global Security representing the Securities. In addition, the Company may, at any time and in its sole discretion, determine not to have any Securities represented in global form. In that event, the Company will issue Securities in definitive form to participants of the Depositary in exchange for the Global Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin and currency, herein prescribed.
This Security is not entitled to the benefit of a sinking fund or any analogous provision. Securities will be redeemable as a whole at any time or in part from time to time prior to the Par Call Date (as defined below), at the option of the Company, on not less than 30 or more than 60 days' notice mailed to Holders thereof, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities being redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) of the Securities being redeemed assuming for such purpose that the Securities matured on the Par Call Date (excluding interest accrued as of the Redemption

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Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 15 basis points, together, in each case, with accrued and unpaid interest on the principal amount being redeemed to but not including the Redemption Date. Securities will be redeemable as a whole at any time or in part from time to time on or after the Par Call Date, at the option of the Company, on not less than 30 or more than 60 days’ notice mailed to Holders thereof, at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed, with accrued and unpaid interest on the principal amount being redeemed to but not including the Redemption Date.
“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker and having an actual or interpolated Maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable Maturity to the remaining term of the Securities.
“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
“Par Call Date” means January 15, 2024 (two months prior to the maturity date of the Securities).
“Reference Treasury Dealer” means (i) J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, or their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers selected by the Company after consultation with the Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

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“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption.
“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date.
Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by any method the Trustee shall deem fair and appropriate.
The Company will be required to redeem all of the outstanding Securities at a redemption price equal to 101% of the aggregate principal amount of the Securities to be redeemed, plus accrued and unpaid interest to but excluding the Special Acquisition Redemption Date , if: (i) the Company terminates or abandons the B/E Aerospace Acquisition before 5:00 p.m. (New York City time) on October 21, 2017; or (ii) the B/E Merger Agreement is terminated at any time before 5:00 p.m. (New York City time) on October 21, 2017. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on interest payment dates falling on or prior to the Special Acquisition Redemption Date will be payable on such interest payment dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture. If the Company is required to redeem the Securities pursuant to the special acquisition redemption, the Company will cause the notice of special acquisition redemption to be delivered to each registered Holder of such Securities, with a copy to the Trustee, within five business days after the occurrence of the event that requires the Company to redeem. If funds sufficient to pay the special acquisition redemption price of all Securities to be redeemed on the Special Acquisition Redemption Date are deposited with the Trustee on or before such Special Acquisition Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Acquisition Redemption Date, such Securities will cease to bear interest and all rights under such Securities shall terminate (other than in respect of the right to receive the special acquisition redemption price, plus accrued and unpaid interest to but excluding the Special Acquisition Redemption Date).
If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Securities as described above, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Securities to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder's Securities on the terms set forth herein. In the Change

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of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of the Securities repurchased, plus accrued and unpaid interest, if any, on the Securities repurchased to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the Company's option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to deliver a notice to Holders of Securities, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”) pursuant to the procedures described in such notice.
The notice shall, if sent prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date and that, at the Company’s discretion, the Change of Control Payment Date may be delayed until such time as the Change of Control shall occur, or that such repurchase may not occur and such notice may be rescinded in the event that the Company shall determine that such condition will not be satisfied by the Change of Control Payment Date (without prejudice to the Company’s obligation to make a Change of Control Offer if in fact a Change of Control Triggering Event subsequently occurs).
On the Change of Control Payment Date, the Company will be required, to the extent lawful: (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee for cancellation the Securities properly accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions of Securities being repurchased.
The Paying Agent will promptly mail or electronically deliver to each Holder of Securities properly tendered the Change of Control Payment for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.
Notwithstanding the above, the Company will not be required to make the Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer to be made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event

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If Holders of not less than 90% in aggregate principal amount of the outstanding Securities properly tender and do not withdraw such Securities in a Change of Control Offer and we, or any third party making a Change of Control Offer in lieu of the Company as described above, purchases all of the Securities properly tendered and not withdrawn by such Holders, we or such third party will have the right, upon not less than 15 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Securities that remain outstanding following such purchase on a date (the “second change of control payment date”) at a price in cash equal to the applicable Change of Control payment in respect of the second change of control payment date.
The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Securities, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Indenture or the Change of Control Offer provisions of the Securities by virtue of any such conflicts.
“B/E Aerospace Acquisition” means the acquisition of B/E Aerospace, Inc. pursuant to the B/E Merger Agreement.
“B/E Merger Agreement” means the Agreement and Plan of Merger between the Company and B/E Aerospace, Inc., dated October 23, 2016.
“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the Company’s Voting Stock or other Voting Stock into which the Company's Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; or (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s and its subsidiaries’ properties and assets, taken as a whole, to one or more Persons (other than the Company or one of its subsidiaries). Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

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“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“Fitch” means Fitch Ratings, Inc. and its successors.
“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.
“Moody’s” means Moody’s Investors Service Inc. and its successors.
“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company's control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or any of them, as the case may be.
“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates the applicable series of Notes below an Investment Grade Rating or (y) publicly announces that it is no longer considering such Notes for possible downgrade, provided that no such extension shall occur if on such 60th day the applicable series of Notes is rated with an Investment Grade Rating by at least one of such Rating Agencies in question and is not subject to review for possible downgrade by such Rating Agency) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of (i) the occurrence of a Change of Control or (ii) an arrangement that could result in the occurrence of a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if any Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).
“Special Acquisition Redemption Date” means the earlier to occur of (i) November 20, 2017 (or if such day is not a business day, the first business day

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thereafter), or (ii) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the B/E Merger Agreement for any reason.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“Voting Stock” means, with respect to any specified person as of any date, the capital stock of such person then outstanding that is at the time entitled to vote generally in the election of the board of directors or similar governing body of such person.
The Company may from time to time, without notice to or the consent of the Holders, create and issue further notes ranking equally and ratably with the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further notes or except for the first payment of interest following the issue date of such further notes), so that these further notes will be consolidated and form a single series with the Securities and have the same terms as to status, redemption or otherwise as the Securities, provided that if such further notes are not fungible for United States federal income tax purposes, the further notes will have a separate CUSIP number.
As provided in the Indenture and subject to certain limitations therein set forth, this Security may be registered for transfer on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Place of Payment, and at such other locations as the Company may from time to time designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities are issuable only as Registered Securities without coupons in the denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of different authorized denominations, as requested by the Holder surrendering the same.
No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, the Security Registrar, the Paying Agent and any agent of any one thereof may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee, the Security Registrar, the Paying Agent nor any such agent shall be affected by notice to the contrary.

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If an Event of Default with respect to the Securities shall occur, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company with respect to the Securities and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not a notation of such consent or waiver is made upon this Security.
No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
The Company at its option, subject to the terms and conditions contained in the Indenture, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer and exchange of such Securities, to replace mutilated, destroyed, lost or stolen Securities, to compensate, reimburse and indemnify the Trustee, to maintain an office or agency with respect to the Securities and to hold moneys for payment in trust) or (b) may omit to comply with certain restrictive covenants contained in the Indenture, in each case upon irrevocable deposit with the Trustee in trust of money or U.S. government securities (as described in the Indenture) or a combination thereof, which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to discharge the principal of and interest on such Securities on the Stated Maturity of such principal or interest.
Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common

TEN ENT -	as tenants by the entireties

JT TEN -	as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT
MIN ACT -

Custodian

(Cust)	(Minor)
under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.
______________________________

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FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address
including postal zip code of assignee)

_________________________________________________________________
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
_________________________________________________________________
Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.
Dated: ______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

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Exhibit D

[FORM OF NOTE]

[FACE OF NOTE]
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) (55 WATER STREET, NEW YORK, NEW YORK), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR CERTIFICATES IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (A) BY THE DEPOSITARY TO A NOMINEE THEREOF OR (B) BY A NOMINEE THEREOF TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR (C) BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
SEE REVERSE FOR CERTAIN DEFINITIONS

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NUMBER R-[ ] REGISTERED	$[ ]
ROCKWELL COLLINS, INC.
3.500% Notes due 2027

ISIN: US774341AK79	CUSIP: 774341 AK7
Rockwell Collins, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [ ] ($[ ]) on March 15, 2027, and to pay interest, semi-annually on March 15 and September 15 of each year, commencing September 15, 2017 on said principal sum at the rate of 3.500% per annum, from April 10, 2017, until payment of said principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the March 1 or September 1, as the case may be, next preceding such Interest Payment Date. The principal of and interest on this Security are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts at the office or agency of the Company in the Place of Payment, and at such other locations as the Company may from time to time designate. Any interest not punctually paid or duly provided for shall be payable as provided in said Indenture.
Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS INSTRUMENT TO BE DULY EXECUTED UNDER ITS CORPORATE SEAL.
Dated: April 10, 2017

ROCKWELL COLLINS, INC.
By	/s/ Patrick E. Allen
Name: Patrick E. Allen
Title: Senior Vice President and Chief Financial Officer

[Corporate Seal]

Attest_________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., Trustee
By
Authorized Officer
Dated:

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[REVERSE OF NOTE]
ROCKWELL COLLINS, INC.
3.500% Notes due 2027
This Security is one of a duly authorized issue of Securities of the Company designated as its 3.500% Notes due March 15, 2027 (Securities of such series being hereinafter called the “Securities”), limited in aggregate principal amount to $[ ], issued under an Indenture dated as of November 1, 2001, as supplemented by the First Supplemental Indenture dated as of December 4, 2006 and the Second Supplemental Indenture dated as of April 10, 2017 (hereinafter called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (hereinafter called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the Securities of this series), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and any Holder of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered.
Except as set forth below, this Security will be issued in global form only registered in the name of the Depositary or its nominee. Except as set forth below, this Security will not be issued in definitive form and ownership of this Security shall be maintained in book-entry form by the Depositary for the accounts of participating organizations of the Depositary.
The Depositary for the Securities shall initially be The Depositary Trust Company. If the Depositary is at any time unwilling, unable or ineligible to continue as Depositary for the Securities and the Company does not appoint a successor Depositary within 90 days, the Company will issue Securities in definitive form to participants of the Depositary in exchange for the Global Security representing the Securities. In addition, the Company may, at any time and in its sole discretion, determine not to have any Securities represented in global form. In that event, the Company will issue Securities in definitive form to participants of the Depositary in exchange for the Global Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin and currency, herein prescribed.
This Security is not entitled to the benefit of a sinking fund or any analogous provision. Securities will be redeemable as a whole at any time or in part from time to time prior to the Par Call Date (as defined below), at the option of the Company, on not less than 30 or more than 60 days' notice mailed to Holders thereof, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities being redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) of the Securities being redeemed assuming for such purpose that the Securities matured on the Par Call Date (excluding interest accrued as of the Redemption

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Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 20 basis points, together, in each case, with accrued and unpaid interest on the principal amount being redeemed to but not including the Redemption Date. Securities will be redeemable as a whole at any time or in part from time to time on or after the Par Call Date, at the option of the Company, on not less than 30 or more than 60 days’ notice mailed to Holders thereof, at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed, with accrued and unpaid interest on the principal amount being redeemed to but not including the Redemption Date.
“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker and having an actual or interpolated Maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable Maturity to the remaining term of the Securities.
“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
“Par Call Date” means December 15, 2026 (three months prior to the maturity date of the Securities).
“Reference Treasury Dealer” means (i) J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, or their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers selected by the Company after consultation with the Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

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“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption.
“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date.
Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by any method the Trustee shall deem fair and appropriate.
The Company will be required to redeem all of the outstanding Securities at a redemption price equal to 101% of the aggregate principal amount of the Securities to be redeemed, plus accrued and unpaid interest to but excluding the Special Acquisition Redemption Date , if: (i) the Company terminates or abandons the B/E Aerospace Acquisition before 5:00 p.m. (New York City time) on October 21, 2017; or (ii) the B/E Merger Agreement is terminated at any time before 5:00 p.m. (New York City time) on October 21, 2017. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on interest payment dates falling on or prior to the Special Acquisition Redemption Date will be payable on such interest payment dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture. If the Company is required to redeem the Securities pursuant to the special acquisition redemption, the Company will cause the notice of special acquisition redemption to be delivered to each registered Holder of such Securities, with a copy to the Trustee, within five business days after the occurrence of the event that requires the Company to redeem. If funds sufficient to pay the special acquisition redemption price of all Securities to be redeemed on the Special Acquisition Redemption Date are deposited with the Trustee on or before such Special Acquisition Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Acquisition Redemption Date, such Securities will cease to bear interest and all rights under such Securities shall terminate (other than in respect of the right to receive the special acquisition redemption price, plus accrued and unpaid interest to but excluding the Special Acquisition Redemption Date).
If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Securities as described above, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Securities to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder's Securities on the terms set forth herein. In the Change

3

of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of the Securities repurchased, plus accrued and unpaid interest, if any, on the Securities repurchased to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the Company's option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to deliver a notice to Holders of Securities, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”) pursuant to the procedures described in such notice.
The notice shall, if sent prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date and that, at the Company’s discretion, the Change of Control Payment Date may be delayed until such time as the Change of Control shall occur, or that such repurchase may not occur and such notice may be rescinded in the event that the Company shall determine that such condition will not be satisfied by the Change of Control Payment Date (without prejudice to the Company’s obligation to make a Change of Control Offer if in fact a Change of Control Triggering Event subsequently occurs).
On the Change of Control Payment Date, the Company will be required, to the extent lawful: (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee for cancellation the Securities properly accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions of Securities being repurchased.
The Paying Agent will promptly mail or electronically deliver to each Holder of Securities properly tendered the Change of Control Payment for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.
Notwithstanding the above, the Company will not be required to make the Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer to be made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event

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If Holders of not less than 90% in aggregate principal amount of the outstanding Securities properly tender and do not withdraw such Securities in a Change of Control Offer and we, or any third party making a Change of Control Offer in lieu of the Company as described above, purchases all of the Securities properly tendered and not withdrawn by such Holders, we or such third party will have the right, upon not less than 15 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Securities that remain outstanding following such purchase on a date (the “second change of control payment date”) at a price in cash equal to the applicable Change of Control payment in respect of the second change of control payment date.
The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Securities, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Indenture or the Change of Control Offer provisions of the Securities by virtue of any such conflicts.
“B/E Aerospace Acquisition” means the acquisition of B/E Aerospace, Inc. pursuant to the B/E Merger Agreement.
“B/E Merger Agreement” means the Agreement and Plan of Merger between the Company and B/E Aerospace, Inc., dated October 23, 2016.
“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the Company’s Voting Stock or other Voting Stock into which the Company's Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; or (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s and its subsidiaries’ properties and assets, taken as a whole, to one or more Persons (other than the Company or one of its subsidiaries). Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

5

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“Fitch” means Fitch Ratings, Inc. and its successors.
“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.
“Moody’s” means Moody’s Investors Service Inc. and its successors.
“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company's control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or any of them, as the case may be.
“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates the applicable series of Notes below an Investment Grade Rating or (y) publicly announces that it is no longer considering such Notes for possible downgrade, provided that no such extension shall occur if on such 60th day the applicable series of Notes is rated with an Investment Grade Rating by at least one of such Rating Agencies in question and is not subject to review for possible downgrade by such Rating Agency) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of (i) the occurrence of a Change of Control or (ii) an arrangement that could result in the occurrence of a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if any Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).
“Special Acquisition Redemption Date” means the earlier to occur of (i) November 20, 2017 (or if such day is not a business day, the first business day

6

thereafter), or (ii) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the B/E Merger Agreement for any reason.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“Voting Stock” means, with respect to any specified person as of any date, the capital stock of such person then outstanding that is at the time entitled to vote generally in the election of the board of directors or similar governing body of such person.
The Company may from time to time, without notice to or the consent of the Holders, create and issue further notes ranking equally and ratably with the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further notes or except for the first payment of interest following the issue date of such further notes), so that these further notes will be consolidated and form a single series with the Securities and have the same terms as to status, redemption or otherwise as the Securities, provided that if such further notes are not fungible for United States federal income tax purposes, the further notes will have a separate CUSIP number.
As provided in the Indenture and subject to certain limitations therein set forth, this Security may be registered for transfer on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Place of Payment, and at such other locations as the Company may from time to time designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities are issuable only as Registered Securities without coupons in the denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of different authorized denominations, as requested by the Holder surrendering the same.
No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, the Security Registrar, the Paying Agent and any agent of any one thereof may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee, the Security Registrar, the Paying Agent nor any such agent shall be affected by notice to the contrary.

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If an Event of Default with respect to the Securities shall occur, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company with respect to the Securities and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not a notation of such consent or waiver is made upon this Security.
No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
The Company at its option, subject to the terms and conditions contained in the Indenture, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer and exchange of such Securities, to replace mutilated, destroyed, lost or stolen Securities, to compensate, reimburse and indemnify the Trustee, to maintain an office or agency with respect to the Securities and to hold moneys for payment in trust) or (b) may omit to comply with certain restrictive covenants contained in the Indenture, in each case upon irrevocable deposit with the Trustee in trust of money or U.S. government securities (as described in the Indenture) or a combination thereof, which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to discharge the principal of and interest on such Securities on the Stated Maturity of such principal or interest.
Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

8

ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common

TEN ENT -	as tenants by the entireties

JT TEN -	as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT
MIN ACT -

Custodian

(Cust)	(Minor)
under Uniform Gifts to Minors
Act
(State)

Additional abbreviations may also be used though not in the above list.
______________________________

9

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address
including postal zip code of assignee)

_________________________________________________________________
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
_________________________________________________________________
Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.
Dated: ______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

10

Exhibit E

[FORM OF NOTE]

[FACE OF NOTE]
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE “DEPOSITARY”) (55 WATER STREET, NEW YORK, NEW YORK), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
UNLESS AND UNTIL THIS CERTIFICATE IS EXCHANGED IN WHOLE OR IN PART FOR CERTIFICATES IN DEFINITIVE REGISTERED FORM, THIS CERTIFICATE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE (A) BY THE DEPOSITARY TO A NOMINEE THEREOF OR (B) BY A NOMINEE THEREOF TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR (C) BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR NOMINEE OF SUCH SUCCESSOR DEPOSITARY.
SEE REVERSE FOR CERTAIN DEFINITIONS

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NUMBER R-[ ] REGISTERED	$[ ]
ROCKWELL COLLINS, INC.
4.350% Notes due 2047

ISIN: US774341AL52	CUSIP: 774341 AL5
Rockwell Collins, Inc., a corporation duly organized and existing under the laws of the State of Delaware (herein referred to as the “Company”), for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of [ ] ($[ ]) on April 15, 2047, and to pay interest, semi-annually on April 15 and October 15 of each year, commencing October 15, 2017 on said principal sum at the rate of 4.350% per annum, from April 10, 2017, until payment of said principal sum has been made or duly provided for. The interest so payable on any Interest Payment Date will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the April 1 or October 1, as the case may be, next preceding such Interest Payment Date. The principal of and interest on this Security are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts at the office or agency of the Company in the Place of Payment, and at such other locations as the Company may from time to time designate. Any interest not punctually paid or duly provided for shall be payable as provided in said Indenture.
Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, THE COMPANY HAS CAUSED THIS INSTRUMENT TO BE DULY EXECUTED UNDER ITS CORPORATE SEAL.
Dated: April 10, 2017

ROCKWELL COLLINS, INC.
By	/s/ Patrick E. Allen
Name: Patrick E. Allen
Title: Senior Vice President and Chief Financial Officer

[Corporate Seal]

Attest_________________________

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., Trustee
By
Authorized Officer
Dated:

13

[REVERSE OF NOTE]
ROCKWELL COLLINS, INC.
4.350% Notes due 2047
This Security is one of a duly authorized issue of Securities of the Company designated as its 4.350% Notes due April 15, 2047 (Securities of such series being hereinafter called the “Securities”), limited in aggregate principal amount to $[ ], issued under an Indenture dated as of November 1, 2001, as supplemented by the First Supplemental Indenture dated as of December 4, 2006 and the Second Supplemental Indenture dated as of April 10, 2017 (hereinafter called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (hereinafter called the “Trustee”, which term includes any successor trustee under the Indenture with respect to the Securities of this series), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Company, the Trustee and any Holder of the Securities, and the terms upon which the Securities are, and are to be, authenticated and delivered.
Except as set forth below, this Security will be issued in global form only registered in the name of the Depositary or its nominee. Except as set forth below, this Security will not be issued in definitive form and ownership of this Security shall be maintained in book-entry form by the Depositary for the accounts of participating organizations of the Depositary.
The Depositary for the Securities shall initially be The Depositary Trust Company. If the Depositary is at any time unwilling, unable or ineligible to continue as Depositary for the Securities and the Company does not appoint a successor Depositary within 90 days, the Company will issue Securities in definitive form to participants of the Depositary in exchange for the Global Security representing the Securities. In addition, the Company may, at any time and in its sole discretion, determine not to have any Securities represented in global form. In that event, the Company will issue Securities in definitive form to participants of the Depositary in exchange for the Global Security.
No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin and currency, herein prescribed.
This Security is not entitled to the benefit of a sinking fund or any analogous provision. Securities will be redeemable as a whole at any time or in part from time to time prior to the Par Call Date (as defined below), at the option of the Company, on not less than 30 or more than 60 days' notice mailed to Holders thereof, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Securities being redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined below) of the Securities being redeemed assuming for such purpose that the Securities matured on the Par Call Date (excluding interest accrued as of the Redemption

1

Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined below) plus 25 basis points, together, in each case, with accrued and unpaid interest on the principal amount being redeemed to but not including the Redemption Date. Securities will be redeemable as a whole at any time or in part from time to time on or after the Par Call Date, at the option of the Company, on not less than 30 or more than 60 days’ notice mailed to Holders thereof, at a Redemption Price equal to 100% of the principal amount of the Securities being redeemed, with accrued and unpaid interest on the principal amount being redeemed to but not including the Redemption Date.
“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker and having an actual or interpolated Maturity comparable to the remaining term of the Securities to be redeemed (assuming, for this purpose, that the Securities matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable Maturity to the remaining term of the Securities.
“Comparable Treasury Price” means, with respect to any Redemption Date, (i) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (ii) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Reference Treasury Dealer Quotations.
“Independent Investment Banker” means one of the Reference Treasury Dealers selected by the Company or, if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Company.
“Par Call Date” means October 15, 2046 (six months prior to the maturity date of the Securities).
“Reference Treasury Dealer” means (i) J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC, or their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in the United States (a “Primary Treasury Dealer”), the Company shall substitute another Primary Treasury Dealer and (ii) any other Primary Treasury Dealers selected by the Company after consultation with the Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.

2

“Remaining Scheduled Payments” means, with respect to each Security to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related Redemption Date but for such redemption.
“Treasury Rate” means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated by the Independent Investment Banker on the third Business Day preceding the Redemption Date.
Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities or any portion thereof called for redemption. On or before any Redemption Date, the Company shall deposit with a Paying Agent (or the Trustee) money sufficient to pay the Redemption Price of and accrued interest on the Securities to be redeemed on such date. If less than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed by any method the Trustee shall deem fair and appropriate.
The Company will be required to redeem all of the outstanding Securities at a redemption price equal to 101% of the aggregate principal amount of the Securities to be redeemed, plus accrued and unpaid interest to but excluding the Special Acquisition Redemption Date , if: (i) the Company terminates or abandons the B/E Aerospace Acquisition before 5:00 p.m. (New York City time) on October 21, 2017; or (ii) the B/E Merger Agreement is terminated at any time before 5:00 p.m. (New York City time) on October 21, 2017. Notwithstanding the foregoing, installments of interest on the Securities that are due and payable on interest payment dates falling on or prior to the Special Acquisition Redemption Date will be payable on such interest payment dates to the registered Holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture. If the Company is required to redeem the Securities pursuant to the special acquisition redemption, the Company will cause the notice of special acquisition redemption to be delivered to each registered Holder of such Securities, with a copy to the Trustee, within five business days after the occurrence of the event that requires the Company to redeem. If funds sufficient to pay the special acquisition redemption price of all Securities to be redeemed on the Special Acquisition Redemption Date are deposited with the Trustee on or before such Special Acquisition Redemption Date, plus accrued and unpaid interest, if any, to but excluding the Special Acquisition Redemption Date, such Securities will cease to bear interest and all rights under such Securities shall terminate (other than in respect of the right to receive the special acquisition redemption price, plus accrued and unpaid interest to but excluding the Special Acquisition Redemption Date).
If a Change of Control Triggering Event occurs, unless the Company has exercised its option to redeem the Securities as described above, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Securities to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder's Securities on the terms set forth herein. In the Change

3

of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of the Securities repurchased, plus accrued and unpaid interest, if any, on the Securities repurchased to, but not including, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event or, at the Company's option, prior to the date of the consummation of any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, the Company will be required to deliver a notice to Holders of Securities, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Triggering Event and offering to repurchase the Securities on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”) pursuant to the procedures described in such notice.
The notice shall, if sent prior to the date of the consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date and that, at the Company’s discretion, the Change of Control Payment Date may be delayed until such time as the Change of Control shall occur, or that such repurchase may not occur and such notice may be rescinded in the event that the Company shall determine that such condition will not be satisfied by the Change of Control Payment Date (without prejudice to the Company’s obligation to make a Change of Control Offer if in fact a Change of Control Triggering Event subsequently occurs).
On the Change of Control Payment Date, the Company will be required, to the extent lawful: (i) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer; (ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and (iii) deliver or cause to be delivered to the Trustee for cancellation the Securities properly accepted together with an Officers' Certificate stating the aggregate principal amount of Securities or portions of Securities being repurchased.
The Paying Agent will promptly mail or electronically deliver to each Holder of Securities properly tendered the Change of Control Payment for the Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each Holder a new Security equal in principal amount to any unpurchased portion of any Securities surrendered; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.
Notwithstanding the above, the Company will not be required to make the Change of Control Offer upon a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer to be made by the Company and such third party purchases all Securities properly tendered and not withdrawn under its offer. In addition, the Company will not repurchase any Securities if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event

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If Holders of not less than 90% in aggregate principal amount of the outstanding Securities properly tender and do not withdraw such Securities in a Change of Control Offer and we, or any third party making a Change of Control Offer in lieu of the Company as described above, purchases all of the Securities properly tendered and not withdrawn by such Holders, we or such third party will have the right, upon not less than 15 days nor more than 60 days’ prior notice, provided that such notice is given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem all Securities that remain outstanding following such purchase on a date (the “second change of control payment date”) at a price in cash equal to the applicable Change of Control payment in respect of the second change of control payment date.
The Company will comply with the requirements of Rule 14e-1 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other securities laws and regulations to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Offer provisions of the Securities, the Company will comply with those securities laws and regulations and will not be deemed to have breached its obligations under the Indenture or the Change of Control Offer provisions of the Securities by virtue of any such conflicts.
“B/E Aerospace Acquisition” means the acquisition of B/E Aerospace, Inc. pursuant to the B/E Merger Agreement.
“B/E Merger Agreement” means the Agreement and Plan of Merger between the Company and B/E Aerospace, Inc., dated October 23, 2016.
“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than the Company or one of its subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the Company’s Voting Stock or other Voting Stock into which the Company's Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; or (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the Company’s and its subsidiaries’ properties and assets, taken as a whole, to one or more Persons (other than the Company or one of its subsidiaries). Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (1) the Company becomes a direct or indirect wholly-owned subsidiary of a holding company and (2)(A) the direct or indirect holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Company's Voting Stock immediately prior to that transaction or (B) immediately following that transaction no Person (other than a holding company satisfying the requirements of this sentence) is the beneficial owner, directly or indirectly, of more than 50% of the Voting Stock of such holding company.

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“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.
“Fitch” means Fitch Ratings, Inc. and its successors.
“Investment Grade Rating” means a rating equal to or higher than BBB- (or the equivalent) by Fitch, Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P, and the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Company.
“Moody’s” means Moody’s Investors Service Inc. and its successors.
“Rating Agencies” means (1) each of Fitch, Moody’s and S&P; and (2) if any of Fitch, Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company's control, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or any of them, as the case may be.
“Rating Event” means the rating on the Notes is lowered by each of the Rating Agencies and the Notes are rated below an Investment Grade Rating by each of the Rating Agencies on any day within the 60-day period (which 60-day period will be extended so long as the rating of the Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates the applicable series of Notes below an Investment Grade Rating or (y) publicly announces that it is no longer considering such Notes for possible downgrade, provided that no such extension shall occur if on such 60th day the applicable series of Notes is rated with an Investment Grade Rating by at least one of such Rating Agencies in question and is not subject to review for possible downgrade by such Rating Agency) after the earlier of (1) the occurrence of a Change of Control and (2) public notice of (i) the occurrence of a Change of Control or (ii) an arrangement that could result in the occurrence of a Change of Control; provided, however, that a Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event hereunder) if any Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the Trustee in writing at the Company’s or its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has occurred at the time of the Rating Event).
“Special Acquisition Redemption Date” means the earlier to occur of (i) November 20, 2017 (or if such day is not a business day, the first business day

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thereafter), or (ii) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the B/E Merger Agreement for any reason.
“S&P” means S&P Global Ratings, a division of S&P Global, Inc., and its successors.
“Voting Stock” means, with respect to any specified person as of any date, the capital stock of such person then outstanding that is at the time entitled to vote generally in the election of the board of directors or similar governing body of such person.
The Company may from time to time, without notice to or the consent of the Holders, create and issue further notes ranking equally and ratably with the Securities in all respects (or in all respects except for the payment of interest accruing prior to the issue date of such further notes or except for the first payment of interest following the issue date of such further notes), so that these further notes will be consolidated and form a single series with the Securities and have the same terms as to status, redemption or otherwise as the Securities, provided that if such further notes are not fungible for United States federal income tax purposes, the further notes will have a separate CUSIP number.
As provided in the Indenture and subject to certain limitations therein set forth, this Security may be registered for transfer on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Place of Payment, and at such other locations as the Company may from time to time designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities are issuable only as Registered Securities without coupons in the denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture, and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of different authorized denominations, as requested by the Holder surrendering the same.
No service charge will be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment for registration of transfer of this Security, the Company, the Trustee, the Security Registrar, the Paying Agent and any agent of any one thereof may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee, the Security Registrar, the Paying Agent nor any such agent shall be affected by notice to the contrary.

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If an Event of Default with respect to the Securities shall occur, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company with respect to the Securities and the rights of the Holders of the Securities under the Indenture at any time by the Company with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not a notation of such consent or waiver is made upon this Security.
No recourse shall be had for the payment of the principal of or the interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture or any indenture supplemental thereto, against any incorporator, stockholder, officer or director, as such, past, present or future, of the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.
The Company at its option, subject to the terms and conditions contained in the Indenture, (a) will be discharged from any and all obligations in respect of the Securities (except for certain obligations to register the transfer and exchange of such Securities, to replace mutilated, destroyed, lost or stolen Securities, to compensate, reimburse and indemnify the Trustee, to maintain an office or agency with respect to the Securities and to hold moneys for payment in trust) or (b) may omit to comply with certain restrictive covenants contained in the Indenture, in each case upon irrevocable deposit with the Trustee in trust of money or U.S. government securities (as described in the Indenture) or a combination thereof, which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to discharge the principal of and interest on such Securities on the Stated Maturity of such principal or interest.
Except as otherwise defined herein, all terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

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ABBREVIATIONS
The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common

TEN ENT -	as tenants by the entireties

JT TEN -	as joint tenants with right of
survivorship and not as tenants
in common
UNIF GIFT
MIN ACT -

Custodian

(Cust)	(Minor)
under Uniform Gifts to Minors
Act
(State)
Additional abbreviations may also be used though not in the above list.
______________________________

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FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto
_________________________________________________________________
_________________________________________________________________
PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

_________________________________________________________________
_________________________________________________________________
(Please print or typewrite name and address
including postal zip code of assignee)

_________________________________________________________________
the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints
_________________________________________________________________
Attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.
Dated: ______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

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